UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2019

TriLinc Global Impact Fund, LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55432	36-4732802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Rosecrans Avenue, Suite 605 Manhattan Beach, CA		90266
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 997-0580

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

On March 29, 2019, Moss Adams LLP (“Moss Adams”), the current independent registered public accounting firm for TriLinc Global Impact Fund, LLC (the “Company”), notified the Company’s audit committee in writing that it is declining to stand for re-appointment following the conclusion of the audit and the issuance of the Company’s Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2018.

On March 29, 2019, the Company’s audit committee approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019.

The reports of Moss Adams on the Company's consolidated financial statements for the years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through March 29, 2019, there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference thereto in its reports.

There were no “reportable events” (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions) that occurred or were identified during the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through March 29, 2019, except for the material weakness in internal control over financial reporting that existed as of June 30, 2018 related to certain deficiencies in the operation of  controls with respect to monitoring the activities of one of the Company’s sub-advisors, as described in Part I, Item 4 of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2018.

The Company provided Moss Adams with a copy of this Current Report on Form 8-K prior to filing it with the U.S. Securities and Exchange Commission (“SEC”) and requested Moss Adams to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made in this report. A copy of Moss Adams’ letter, dated March 29, 2019, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through March 29, 2019, the Company has not, nor has anyone on its behalf, consulted BDO regarding either (1) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company and no written report or oral advice was provided by BDO to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (2) any matter that was the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions).

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

       The following Exhibit is filed as part of this report.

Exhibit 16.1	Letter of Moss Adams LLP dated March 29, 2019 to the SEC regarding statements included in this Form 8‑K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRILINC GLOBAL IMPACT FUND, LLC

March 29, 2019	By:	/s/ Gloria S. Nelund
	Name:	Gloria S. Nelund
	Title:	Chief Executive Officer